SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is August 5, 2016.

For the MFS® Funds listed below:

MFS® CORPORATE BOND FUND	MFS® LIFETIME® 2045 FUND
MFS® LIFETIME® 2015 FUND	MFS® LIFETIME® 2050 FUND
MFS® LIFETIME® 2020 FUND	MFS® LIFETIME® 2055 FUND
MFS® LIFETIME® 2025 FUND	MFS® LIFETIME® INCOME FUND
MFS® LIFETIME® 2030 FUND	MFS® LIMITED MATURITY FUND
MFS® LIFETIME® 2035 FUND	MFS® MUNICIPAL LIMITED MATURITY FUND
MFS® LIFETIME® 2040 FUND	MFS® TOTAL RETURN BOND FUND

MFS Lifetime 2015 Fund was reorganized into MFS Lifetime Income Fund as of the close of business on August 5, 2016. Effective immediately, all references to MFS Lifetime 2015 Fund are hereby deleted in their entirety.

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